FHLB Advances, Related Party Notes Payable and Other Borrowings - Schedule of Due or Callable Notes (Detail) - FHLB Advances and Related Party Notes Payable - USD ($) $ in Thousands	Mar. 31, 2015	Sep. 30, 2014
Debt Instrument [Line Items]
2015		$ 70,594
Remaining in 2015	$ 70,519
2016	90,000	90,000
2017	25,000	25,000
2018	60,795	60,795
2019	75,000	100,000
2020 and thereafter	195,000	270,000
Total	$ 516,314	$ 616,389